CONSULTING AGREEMENT


         This Consulting Agreement (the "Agreement") is effective as of the 1st day of January, 1997, by and between ILX Incorporated, an Arizona corporation (the "Company"), and Investor Resource Services, Inc., a Florida corporation ("Consultant").

         WHEREAS, the Company is a publicly held company, and the Consultant is in the business of assisting public companies in financial, investor, media and broker relations; and

         WHEREAS, the Company and Consultant previously entered into a Consulting Agreement effective June 2, 1995 (which, along with certain related agreements, is hereinafter referred to as the "Original Consulting Agreement") pursuant to which Consultant provided certain services to the Company and pursuant to which the Company granted to Consultant an option (the "Original Option") to acquire 250,000 shares of restricted common stock of the Company (the "Original Option Shares"); and

         WHEREAS, in accordance with the Original Consulting Agreement, the Company filed as to the Original Option Shares a registration statement on Form S-3 (the "Registration Statement"), which registration became effective on or about May 17, 1996; and

         WHEREAS, following the expiration of the term of the Original Consulting Agreement, Consultant continued to provide similar services to Company, the consideration for which was the extension of the term of the Original Option, which has now expired; and

         WHEREAS, prior to the expiration of the term of the Original Option, Consultant exercised the Original Option to the extent of 100,000 shares, leaving a balance that remained unexercised of 150,000; and

         WHEREAS, the Company desires to continue to retain Consultant to provide certain services to the Company, in consideration for which the Company is willing: (1) to reinstate the Original Option as to the 150,000 of Original Option Shares previously unexercised; and (2) to grant an option for an additional 350,000 shares of restricted common stock of the Company; all subject to the various terms and conditions as described hereinafter.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1.       Duties and Involvement

                  a. The Company hereby engages Consultant to provide financial and public relations services. Such
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                                   EXHIBIT 10
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                           services  will   generally   include  advice  to  and
                           consulting with the Company's  management  concerning
                           marketing  surveys,   investor  profile  information,
                           methods of expanding investor support and increasing investor awareness of the Company and its products and/or services, including without limitation the services set forth on Exhibit "A". Consultant will also provide additional services to the Company,
                           including   broker   relations,   assisting   in  the
                           preparation and format of due diligence meetings, and attendance at conventions and trade shows. Consultant shall be responsible for all expenses incurred in connection with providing services to the Company.

                  b. Consultant acknowledges that neither Consultant nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

                  c. Notwithstanding anything in this Agreement to the contrary, Consultant represents and covenants to the Company that Charles S. Arnold ("Arnold") personally (through a consulting or other arrangement between Arnold and Consultant) shall have primary responsibility for all material aspects of the services provided by Consultant to the Company, and that the Company's dealings with Consultant will be, among others, with Arnold personally.

         2.       Term

                  This Agreement shall continue until June 30, 1997.


         3.       Compensation

                  As total and complete consideration for the services to be provided by Consultant to the Company hereunder, and subject to Consultant not having materially breached this Agreement, the Company hereby agrees as follows:
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
                  a.       Reinstatement of Original Option

                           The Company hereby reinstates for the benefit of Consultant the Original Option, such that Consultant may purchase up to One Hundred Fifty Thousand
                           (150,000) of the previously unexercised Original Option Shares, at any time during the Option Term (as defined below).

                  b.       Grant of Additional Option

                           The Company hereby grants to Consultant an option (the "Additional Option") to purchase up to Three Hundred Fifty Thousand (350,000) additional shares of the Company's restricted common stock (the "Additional Option Shares") at any time during the Option Term (as defined below).

                  c.       Purchase Price

                           The purchase price for the Original Option Shares and the Additional Option Shares (collectively referred to hereinafter as the "Option Shares") shall be $1.25 per share.

                  d.       Term

                           The term of this Option (the "Option Term") shall commence on the date hereof and shall terminate on June 30, 1997.

                  e.       Exercises

                           Both the Original Option and the Additional Option (collectively referred to hereinafter as the "Option") may be exercised in whole or part. The
                           Option shall be exercised by delivering to the Company written notice of Consultant's election to so exercise, and specifying the number of shares to be purchased (the "Notice"). Any Notice that is given by Consultant to the Company during the Option Term shall be valid notwithstanding that the delivery of the Option shares purchased may take place after the expiration of the Option Term.

                  f.       Closing

                           The closing of any purchase of shares pursuant to an exercise of the Option shall take place at the office of the Company as soon as practicable following delivery of the Notice, or at such other time and place as may be designated by the parties.
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
                           At the closing, Consultant shall deliver to the Company a cashiers' check or wire transfer funds in the amount of the purchase price, together with any other documents that the Company may require to effect the transfer of the purchased shares from the Company to Consultant. The Company shall execute and deliver documents appropriate to transfer the purchased shares to Consultant.

                  g.       Anti-dilution

                           The  number  and   character  of  the  shares  to  be
                           purchased upon the exercise of the Option herein shall be subject to adjustment as provided in this paragraph. If, after the date hereof, the number of outstanding shares of common stock of the Company is increased by a stock dividend payable in shares of common stock, or by a subdivision or split-up of shares of common stock, or the number of outstanding shares of common stock is decreased by a combination or reclassification of shares of common stock, or the Company shall pay or make a dividend or other distribution with respect to common stock (other than in cash or shares of common stock), or in case of any capital reorganization or of any reclassification of the common stock or any change in the outstanding common stock as a result of the consolidation or merger of the Company with or into any other corporation, or the sale of the properties and assets of the Company to any other corporation, or any other transaction, similar or dissimilar to the foregoing, then this Option shall after the effective date of such stock dividend, subdivision, split-up, combination, reclassification dividend, other distribution, capital reorganization, merger, sale or other transaction entitle Consultant to purchase the kind and number of shares of stock or other securities or property to which Consultant would have been entitled if it had held the shares purchasable upon the exercise of this Option immediately prior to such transaction. Nothing herein shall in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
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
                  h.       Survival

                           In the event this Agreement is terminated for any reason other than a material breach of this Agreement by Consultant, the Option shall remain in full force and effect and Consultant shall have the right to retain Option shares issued or issuable thereunder in consideration for services performed.

         4.       Services Not Exclusive

                  Consultant shall devote such time and effort as necessary to discharge its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement, subject to the other terms and conditions hereof. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

         5.       Confidentiality

                  Consultant acknowledges that it will have access to confidential information regarding the Company and its businesses. Consultant agrees that it will not, during or subsequent to the term of this Agreement, use, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its businesses, including, but not limited to, the products, financial information, ideas, and other trade secrets of the Company, and specifically including but not limited to the Varsity Clubs of America concept, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof, and any other information identified by the Company as confidential.

         6.       Covenant Not to Compete

                  During  the term of this  Agreement  and for a period of three
                  (3) years after the termination of this Agreement, Consultant warrants, represents, and agrees that it will not directly or indirectly participate in or use the information developed for or by the Company or received by Consultant and will not compete, or render services for a person, firm or entity competing, directly or materially indirectly with the Company in the Company's primary industry or related fields, including the interval ownership fields or the development of resort or hotel properties in university locations.
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
         7.       Investment Representation

                  a.       Access to Information

                           Consultant represents and warrants that it has been provided with access to all information relating to the Company concerning its condition, financial and otherwise, its management, its business and its prospects that Consultant has deemed material. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933 as amended (the "Act") or the Securities Exchange Act of 1934 as amended (the "Exchange Act"), if any, (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the shares to be paid to Consultant as compensation hereunder involves a high degree of risk, including the risk that Consultant may lose its entire investment in such shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with the Company's management. The Company represents that it has and will continue to provide Consultant with any information or documentation requested by Consultant to verify the accuracy of the information contained in the Disclosure Documents and will promptly upon Consultant's request provide Consultant with a copy of any registration statement or other periodic reporting documents filed pursuant to the rules and regulations of the Act or the Exchange Act. Consultant has retained its own legal and business counsel to the extent Consultant deems necessary, and is not relying on the Company to explain the Disclosure Documents.

                  b.       Registration of Securities

                           Consultant understands and acknowledges that any shares acquired hereunder are being acquired by Consultant for its own account and not on behalf of any other person, and are being acquired for investment purposes and not for distribution.
                           Consultant represents that an investment in such shares is a suitable investment for Consultant, taking into consideration the restrictions on transferability affecting the shares.
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
                           Within sixty (60) days following the execution hereof, the Company agrees to file an amendment to the Registration Statement to register the Additional Option Shares (the "Amendment"). The Company shall not be in violation of the foregoing covenant by reason of any delay in the effectiveness of the Amendment or a requirement by the Securities and Exchange Commission that an amendment or amendments to the Amendment be filed prior to, as a condition of, or following the effective date of the Amendment. The Company agrees to cause the Amendment to remain effective for a period of nine (9) months from the initial effective date thereof.

                           In addition, the Company will use its best efforts to provide a list of states in which the Company has complied with applicable securities laws and undertakes to comply with the such states securities laws and regulations. The Company undertakes to make available for review and comment by Consultant, on a timely basis and prior to submission with any regulatory agency, copies of the Amendment. Consultant agrees that it will not transfer or sell any of the shares acquired hereunder without registration under the Act and any applicable state securities laws unless exemptions from such registration requirements are available.
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
                           In connection with a public registration of any shares acquired hereunder and held by Consultant, Consultant shall provide to the Company, in a timely fashion, any and all information required by state and federal securities laws to be included in the registration statement or any amendment or any related documents, including any information requested by the Company. Furthermore, Consultant shall review any and all materials transmitted to Consultant by the Company concerning the registration of Consultant's shares and Consultant immediately shall advise the Company in writing of any misstatement or omission, in such materials.

                  c.       Restrictions on Transfer

                           Consultant is aware that the Additional Option Shares have not been registered under the Act and thus cannot be resold unless they are registered under the Act or unless an exemption from registration is available, and is aware of the restrictions imposed on further distribution of the such shares including the limitations and applicability of Securities and Exchange Commission Rule 144 and including the restrictive legend to be placed thereon and stop transfer orders to which it will be subject. Consultant is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act, as amended.

                           Consultant shall not transfer any shares acquired hereunder unless and until it has first given written notice to the Company describing briefly the manner and nature of the transfer and until:
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
                           (i) A federal registration statement (or amendment thereto) filed by the Company with respect to such shares is declared effective; or

                           (ii) The Company and Consultant shall have complied with SEC Rule 144; or

                           (iii)   Consultant   presents   the  Company  with  a
                           "noaction" letter, satisfactory to the Company, from the SEC with respect to the proposed transfer; or

                           (iv) The Company has received opinions from Consultant's counsel, in form and substance satisfactory to the Company that such transfer can be made without compliance with the registration provisions of the Act or other securities laws, and has received such certifications and agreements from Consultant and any prospective transferee as the Company deems appropriate under the circumstances.

                           Consultant further acknowledges that the Original Option Shares and the Additional Option Shares (the "Shares") have not been registered under any state securities laws or regulations and that they may not be transferred unless Consultant complies with applicable exemptions from any applicable state securities laws and regulations and the Company receives evidence satisfactory to it that such compliance has occurred before each and any transfer by Consultant of the Shares takes place. Consultant represents and warrants that it only shall cause or allow the transfer of any or all of the Shares upon complying with the restrictions and conditions set forth in the preceding sentence.

                           Consultant also acknowledges that any certificate representing Shares (the "Certificate") would otherwise contain a "blue sky" legend setting forth such restrictions and the conditions under which Consultant may transfer the Shares (the "Stock Legend"). However, Consultant has requested that the Company cause the issuance of the Shares without a Stock Legend on the Certificate to expedite any legal transfer of the Shares from the Consultant if and when the Consultant may do so upon compliance with the restrictions and conditions that would have been set forth in the Stock Legend. The Company hereby agrees to cause the issuance of the Shares without the Stock Legend on the Certificate only upon the terms and conditions set forth above. In addition, to the
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
                           fullest extent permitted by law, Consultant hereby indemnifies and holds the Company, its agents, representatives, officers, directors and employees harmless from and against claims, damages, losses and expenses (including but not limited to attorney fees, court costs, and the cost of appellate proceedings), relating to, arising out of or resulting, directly or indirectly, from Consultant's acts or omissions relating to its transfer of any of the Shares in violation of the restrictions and conditions cited in this Agreement or of any applicable state securities law or regulation.

         8.       Indemnification

                  a. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, the Amendment, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to make the statements contained therein not misleading, and will reimburse the Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based, in whole or in part, upon an untrue statement, or omission or alleged omission from the Registration Statement, the Amendment, any preliminary prospectus, the prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by the Consultant. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  b. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement
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
                           or the Amendment, and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, the Amendment, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission is made or omitted in whole or in part in reliance upon and in conformity with information furnished to the Company by Consultant. Consultant will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which the Consultant may otherwise have.

                  c. Promptly after receipt by an indemnified party under this Agreement of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Agreement, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise under this Agreement. In case any such action, suit or proceeding is brought against any indemnified party, and it notified an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than
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
                           reasonable costs of investigation.

         9.       Assignment

                  This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

         10.      Notices

                  All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) two (2) business days after deposited in the U.S. mail, postage prepaid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its chairman at its principal executive office and to the Consultant at the address set forth beneath the signature line, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

         11.      Entire Agreement

                  This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only by a written instrument signed by both parties.

         12.      Non-waiver

                  A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

         13.      Headings

                  Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.


         14.      Attorneys' Fees

                  In any action or proceeding to enforce this Agreement or any rights hereunder, the prevailing party shall be entitled to its court costs and reasonable attorneys' fees in such action or proceeding.

         15.      Governing Law

                  This Agreement shall be construed in accordance with and governed by the laws of the State of Arizona.

         16.      Binding Effect

                  The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

         17.      Severability

                  If any provision of this Agreement or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal, or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provision shall be enforced to the greatest extent possible under law.

         18.      Counterparts

                  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

         19.      Further Documents

                  Each party hereby agrees to take such further actions and execute such further documents as may be reasonably required and necessary to effectuate the provisions hereof.

         20.      Restrictions

                  a. Company states and represents that there are no S-8 registrations in effect or contemplated.

                  b. Company states and represents that there are no Regulation-S placements in effect or contemplated.

                  c. Company agrees that, except for the issuance of securities in a public offering of securities of the Company, or the exercise of options or warrants outstanding or issued in connection with an equity offering or otherwise issued to employees under a stock option plan or otherwise, there will be no additional issuances by the Company of common stock of the Company during the term of this Agreement in excess of 5% of the total outstanding shares of the Company without the knowledge of Consultant.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first above written.


ILX INCORPORATED,
an Arizona corporation

By: /s/ Joseph P Martori
    --------------------
Printed Name: Joseph P Martori
              ----------------
Title: Chairman
       -----------

Address:
2777 East Camelback Road
Phoenix, AZ 85016


INVESTOR RESOURCE SERVICES, INC.
a Florida corporation

By:/s/ Daniel D. Starczewski
   -------------------------
Printed Name: Daniel D. Starczewski
              ---------------------
Title: President
       ------------

Address:
7457 Aloma Ave., Suite 302
Winter Park, FL 32792

                                   EXHIBIT "A"
                                   -----------

Such services as have not yet been provided, or are of an on-going nature, and described in: (i) Exhibit "A" to the Original Consulting Agreement; and (ii) Exhibit "A" to the Consulting Agreement dated June 2, 1995 between Company and Universal Solutions, Inc., a Colorado corporation.
                                       15